EXHIBIT 32.2

Certification of Principal Accounting Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C §1350)

I, Barry Golko, of Analytical Surveys, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the year ended September 30, 2005 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: December 27, 2005

/s/ Barry Golko
Barry Golko
Chief Accounting Officer